Exhibit 10.1
AMENDMENT NO. 1 TO THE
AIR PRODUCTS AND CHEMICALS, INC.
RETIREMENT SAVINGS PLAN

WHEREAS, Air Products and Chemicals, Inc. (the “Company”) is the Plan Sponsor of the Air Products and Chemicals, Inc. Retirement Savings Plan (the “Plan”); and
WHEREAS, pursuant to Plan Section 7.01 the Plan may be amended at anytime; and
    WHEREAS, the Company desires to update Schedule II and to add a new Schedule III to the Plan.
    NOW, THEREFORE, the Plan is hereby amended as follows:

1.Schedule II is amended as attached hereto.
2.A new Schedule III is added to the Plan.

3.In all other respects the Plan shall remain in full force and effect.

    IN WITNESS WHEREOF, the Company has caused its Vice President, Human Resources to execute this First Amendment to the Plan on this 12th day of July 2022.

                            AIR PRODUCTS AND CHEMICALS, INC.

    By: /s/ Victoria Brifo
Victoria Brifo
Senior Vice President and Chief Human Resources Officer

Schedule II
Employer Discretionary Contribution

1.Nov 20, 2020, Memorandum of Agreement between Air Products and the International Association of Machinists and Aerospace Workers, Local 917 (Union). One-time Employer Discretionary Contribution for certain employees whose employment terminated on January 31, 2021.
2.Nov 20, 2020, Memorandum of Agreement between Air Products and the International Association of Machinists and Aerospace Workers, Local 917 (Union). One-time Employer Discretionary Contribution for certain employees whose employment terminated on September 10, 2021.
3.Nov 20, 2020, Memorandum of Agreement between Air Products and the International Association of Machinists and Aerospace Workers, Local 917 (Union). One-time Employer Discretionary Contribution for certain employees whose employment terminated on the November 20, 2021, December 2, 2021, April 22, 2022 and May 31, 2022.

Schedule III
Union Locations Core Contributions

Union Location	Effective Date of Core Contribution	Amount of Core Contribution
Allentown (Rotoflow & FS) IAM 917	01/01/2015	Less than 10 Years of Service- 4% 10-19 Years of Service- 5% 20 or more Years of Service- 6%
Bethlehem (Gardner) ICWA	05/02/2016	Effective 1/1/2022 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Cleveland Teamsters 407	N/A	N/A
Granite City USW 6063	01/01/2014	Effective 1/1/2022 Less than 10 Years of Service- 5% 10-19 Years of Service- 6% 20 or more Years of Service- 7%
Middletown Teamsters 100	N/A	N/A
New Orleans Teamsters 270	N/A	N/A